Exhibit 10.2
CLARIVATE PLC
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT dated as of October 1, 2020 (this “Agreement”) is entered into by and among CLARIVATE PLC, a public limited company organized under the laws of the Island of Jersey (the “Company”), the KEVLAR INVESTORS (as defined below), the ONEX INVESTORS (as defined below), the BARING INVESTORS (as defined below), the CHURCHILL FOUNDERS (as defined below), in each case listed on the signature pages hereto, and each other INVESTOR (as defined below) from time to time party hereto.
WHEREAS, the Company, Churchill Capital Corp, Churchill Sponsor LLC, the Onex Investors, the Baring Investors, the Churchill Founders and the Management Shareholders (as defined therein) are party to the Amended and Restated Registration Rights Agreement dated as of May 13, 2019 (as amended, the “Prior Agreement”);
WHEREAS, Section 8.5 of the Prior Agreement provides that it may be amended by a written instrument duly executed by the Company, the Onex Investors and the Baring Investors, except that (i) an amendment that affects one Holder (as defined therein), solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected, and (ii) an amendment that adversely affects any Churchill Founder, solely in his, her or its capacity as a holder of the shares of the Company, shall require the consent of the Churchill Representative (as defined below);
WHEREAS, Section 7.2 of the Prior Agreement provides that the Onex Investors and the Baring Investors, acting together, may waive compliance by the Company with any provision of the Prior Agreement with respect to the Management Shareholders, including waiving any obligation to include Registrable Securities held by the Management Shareholders in connection with any offering or Registration, and pursuant thereto the Onex Investors and the Baring Investors hereby, in Section 5.11(b) hereof, irrevocably waive such compliance and obligations, such that no amendment to the Prior Agreement can affect one Management Shareholder, solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity);
WHEREAS, the Churchill Representative, by his signature hereto, has consented on behalf of the Churchill Founders to the amendment and restatement of the Prior Agreement on the terms set forth herein; and
WHEREAS, in connection with an investment in the Company by the Kevlar Investors, the Company, the Onex Investors, the Baring Investors and the Churchill Founders, acting through the Churchill Representative, desire to amend and restate the Prior Agreement in its entirety on the terms set forth herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and restate the Prior Agreement in its entirety and agree as follows:
ARTICLE 1
DEFINITIONS

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information which, in the Company’s Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Baring Investors” means Elgin Investment Holdings Limited and its Permitted Transferees holding Registrable Securities.
“Block Trade” means an Underwritten Offering that does not require a management road show.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.
“Castik Representative” means Selige Co-Investor Pooling Limited or Selige Investments S.A. or the Person selected by the Selige Co-Investor Pooling Limited or Selige Investments S.A. Each Castik Investor party to this Agreement consents to its rights being exercised under this Agreement by the Castik Representative.
“Catch-Up Shares” means a number of Ordinary Shares equal to the number of Prior O/B Shares (as defined in the Investor Rights Agreement).
“Churchill Founders” means Churchill Sponsor LLC, Garden State Capital Partners LLC, M. Klein Associates, Inc., Michael S. Klein, Martin Broughton, Balakrishnan S. Iyer, Karen G. Mills, Sheryl von Blucher, Jerre L. Stead, the Iyer Family Trust dated 1/25/2001, Mills Family I, LLC, K&BM LP and JMJS Group – II, LP and their respective Permitted Transferees holding Registrable Securities.
“Churchill Representative” means (a) Jerre L. Stead or (b) following the death of Jerre L. Stead, the disqualification, resignation or removal of Jerre L. Stead as a director of the Company or the date on which Jerre L. Stead no longer beneficially owns any Ordinary Shares, (i) Michael Klein or (ii) if Michael Klein has died, been disqualified, resigned or removed as a director of the Company or no longer beneficially owns any Ordinary Shares, then the Person selected by the Churchill Founders then holding a majority of the Ordinary Shares held by the Churchill Founders. “Beneficially owns” for purposes of this definition shall include securities held by Churchill Sponsor LLC for the benefit of a Churchill Founder other than Churchill Sponsor LLC.
“Covered Sale” means, with respect to any Investor, any sale of Registrable Securities by such Investor for value, whether or not pursuant to a Registration Statement, other than a sale in an Underwritten Offering.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority and any successor thereto.
“Investor Rights Agreement” means the Investor Rights Agreement dated as of the date hereof by and among the Company, the Investors and the other parties thereto.
“Investors” means the Kevlar Investors, the Onex Investors, the Baring Investors and the Churchill Founders.

“Kevlar Investors” means the LGP Investors (as defined in the Investor Rights Agreement), the Castik Investors (as defined in the Investor Rights Agreement), the Partners Group Investors (as defined in the Investor Rights Agreement) and the NGB Investors (as defined in the Investor Rights Agreement) and their respective Permitted Transferees holding Registrable Securities.
“Management Investors” means each Permitted Management Transferee (as defined in the Investor Rights Agreement) who shall have executed and delivered to the Company an agreement in the form of Exhibit A hereto.
“Onex Investors” means New PCO II Investments Ltd, Onex Partners Holdings LLC, Onex Partners IV LP, Onex Partners IV PV LP, Onex Partners IV Select LP, Onex Partners IV GP LP, Onex US Principals LP, Onex Camelot Co-Invest LP and their respective Permitted Transferees holding Registrable Securities.
“Ordinary Shares” means the ordinary shares of no par value in the capital of the Company and any shares or other securities into or for which such shares are hereafter converted or exchanged.
“Permitted Transferee” is defined in the Investor Rights Agreement.
“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Pro Rata Portion” means the aggregate number of Ordinary Shares to be transferred, multiplied by such Investor’s percentage ownership of all Ordinary Shares held by all Investors.
“Registrable Securities” means, at any time, any Ordinary Shares held by an Investor or a Management Investor and any securities issued or issuable by the Company or any of its successors in respect of any such Ordinary Shares by way of conversion, exchange, exercise, dividend, split, reverse split, combination, sale of assets, recapitalization, merger, amalgamation, consolidation, sale of assets, other reorganization or otherwise until the earliest to occur of (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of by such Investor or Management Investor pursuant to such Registration Statement, (ii) such securities have been disposed of by such Investor or Management Investor pursuant to Rule 144, (iii) solely with respect to such securities held by any Management Investor, such securities are eligible for sale by such Management Investor free of any volume limitation under Rule 144 or (iv) with respect to any Investor, on the date such Investor, together with its, his or her Permitted Transferees, affiliates and co-investors, beneficially owns less than the Threshold Percentage and all of such securities held by such Investor are eligible for sale by such Investor free of any volume limitation under Rule 144. For the avoidance of doubt, Ordinary Shares received by any of the Partners Group Investors (as defined in the Investor Rights Agreement) directly or indirectly from their investments in Elgin Co-Investment, L.P. 2 shall not be considered “Registrable Securities.”
“Registration” means the registration or offering of Registrable Securities with the SEC pursuant to a Registration Statement.
“Registration Expenses” means any and all reasonable expenses incident to the performance of or compliance with any Registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.06(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such Registration, (viii) all reasonable fees and disbursements of one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Kevlar Investors being registered, one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Onex Investors being registered and one law firm or other counsel selected by the holders of a majority of the Registrable Securities owned by the Baring Investors being registered, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities (which, for the avoidance of doubt, shall be paid by the selling holder of such Registrable Securities and are not subject to pro rata sharing as provided in Section 2.03), (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the Registration, marketing or selling of the Registrable Securities, including all out-of-pocket costs and expenses incurred by the Company or its officers in connection with their compliance with Section 2.06(m), (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies, (xv) securities laws liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, and (xvi) all reasonable fees and disbursements of such local or special legal counsel as may reasonably be required by the holders of a majority of the Registrable Securities participating in such Registration.
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including any related prospectus, amendments and supplements to such registration statement (and/or such related prospectus), including post-effective amendments, and all exhibits to and all material incorporated by reference in such registration statement, other than a registration statement (and related prospectus) filed on Form S-8 or any successor form thereto.
“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.
“Rule 144 Transfer” means any transfer for value conducted in accordance with Rule 144.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.

“Threshold Percentage” means 1.5% of the outstanding Ordinary Shares of the Company; provided that for purposes of calculating whether an Investor beneficially owns less than the Threshold Percentage, such Investor shall be deemed to own any outstanding Ordinary Shares that are owned by Seller or Seller Holdco (each as defined in the Investor Rights Agreement) to the extent such outstanding Ordinary Shares are beneficially owned by such Investor, its Permitted Transferees, affiliates or co-investors.
“Underwritten Offering” means a firm-commitment or “best efforts” underwritten public offering of Registrable Securities pursuant to an effective registration statement under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any similar or successor form), including a Block Trade.
(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Broker Sale	2.09
Company	Preamble
Sale Notice	3.02
Damages	4.01
Indemnified Party	4.03
Indemnifying Party	4.03
Inspectors	2.06(g)
Maximum Offering Size	2.01(e)
Notice	5.02
Notified Holder	3.02
Notifying Holder	3.02
Postponement Event	2.01(f)
Primary Offering	2.03(a)
Records	2.06(g)
Registering Investors	2.01(c)(i)(B)
Registration Notice	2.01(c)
Registration Request	2.01(c)
Requesting Investor	2.01(c)

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections or Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
ARTICLE 2
REGISTRATION RIGHTS

Section 2.01. Shelf Registration; Registration Request.
(a) The Company shall use its reasonable best efforts to ensure that its currently effective Registration Statement on Form S-3 (the “Existing Shelf Registration Statement”) remains continuously effective under the Securities Act in order to permit the prospectus forming part of the Existing Shelf Registration Statement to be usable by the Onex Investors and the Baring Investors until the earliest of: (i) the date as of which all Registrable Securities covered by the Existing Shelf Registration Statement have been sold pursuant to the Existing Shelf Registration Statement; (ii) the date as of which no such Investor holds Registrable Securities; and (iii) the date as of which all such Registrable Securities have been covered by a Registration Statement described in paragraph (b) below that has become effective (provided that this clause (iii) shall not apply prior to October 1, 2021). Any offering hereunder of Registrable Securities pursuant to the Existing Shelf Registration Statement shall be subject to paragraph (c) below.
(b) Subject to the other applicable provisions of this Agreement, the Company shall use its reasonable best efforts to (i) prepare, file on or prior to September 10, 2021 and cause to be declared effective by the SEC on or prior to October 1, 2021, a prospectus supplement and/or post-effective amendment to the Existing Shelf Registration Statement, or another Registration Statement (which shall be made on Form S-3 or any similar or successor short-form registration if the Company is then eligible to use such form or otherwise on such form as the Company is then eligible to use), covering the sale or distribution of Registrable Securities from time to time by the Investors and Management Investors pursuant to a plan of distribution acceptable to holders of a majority of the Registrable Securities (and, if not consistent with the plan of distribution provided in the Existing Shelf Registration Statement, acceptable to the Onex Investors and the Baring Investors), on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities; and (ii) cause such Registration Statement (including by filing a replacement Registration Statement as required under the Securities Act) to remain effective under the Securities Act continuously until no Registrable Securities are outstanding. Any offering hereunder of Registrable Securities pursuant to any such Registration Statement shall be subject to paragraph (c) below.
(c) At any time and from time to time (x) any Onex Investor, any Baring Investor or the Churchill Representative, on behalf of the Churchill Founders, or (y) following October 1, 2021, any Kevlar Investor (which in the case of a Castik Investor shall be the Castik Representative on behalf of the Castik Investors), may make a written request to the Company for Registration of all or any portion of the Registrable Securities held by such Onex Investor, Baring Investor or Kevlar Investor or the Churchill Founders (or any of them), as applicable (such request, a “Registration Request”, and such requesting Investor, the “Requesting Investor”). Each Registration Request shall specify the aggregate number of Registrable Securities to be offered for the account of the Requesting Investor and the intended method of disposition thereof. Following receipt by the Company of a Registration Request,
(i) if the intended method of disposition specified in such Registration Request is an Underwritten Offering, then the Company shall give written notice of such requested Registration (a “Registration Notice”) to the other Investors and Management Investors (excluding, if the Company so elects, any Investor or Management Investor whose Registrable Securities are then subject to restrictions on transfer under the Investor Rights Agreement) within one (1) Business Day after the Company’s receipt of such Registration Request, and thereupon shall use its reasonable best efforts to effect the Registration, as soon as reasonably practicable, of:
(A) all Registrable Securities for which the Requesting Investor has requested Registration under this paragraph (c), and
(B) all other Registrable Securities that any other Investor or Management Investor (any such Investor or Management Investor, a “Piggyback Investor” and, together with the Requesting Investor, the “Registering Investors”) has requested to be included in such Underwritten Offering by written request received by the Company before the deadline specified by the Company in the related Registration Notice (which shall be at least one Business Day after the day the Registration Notice is sent to the Piggyback Investors but in no event more than two (2) Business Days after the Company’s receipt of such Registration Request (or such shorter period as may be reasonably requested in connection with a Block Trade)), or
(ii) if the intended method of disposition specified in such Registration Request is not an Underwritten Offering, then the Company thereupon shall use its reasonable best efforts to effect the Registration, as soon as reasonably practicable, of all Registrable Securities for which the Requesting Investor has requested Registration under this paragraph (c), it being understood that (A) the Company shall have complied with its obligations under this subclause (ii) if at the time of such Registration Request it is eligible to file a Registration Statement on Form S-3 or any successor form (and to the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of any Registration Request then the Company will file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act)) and causes such Requesting Investor to be named in such a Registration Statement (including the Registration Statement referred to in Section 2.01(b) or a post-effective amendment or prospectus supplement in respect thereof) and (B) if such intended method of disposition constitutes a Covered Sale, then Section 3.02 shall also apply thereto, in each case, all to the extent necessary to permit the disposition (in accordance with the intended method of disposition specified in such Registration Request) of all Registrable Securities so to be registered; provided that the Company shall not be obligated to effect or facilitate any Registration or notify any Investor or Management Investor pursuant to this paragraph (c), if:
(w) the intended method of disposition specified in such Registration Request is an Underwritten Offering, and the aggregate gross proceeds expected to be received from the sale of all Registrable Securities requested to be included in such Underwritten Offering (including for this purpose all Registrable Securities requested to be included by all Registering Investors pursuant to this paragraph (c) in the aggregate) does not equal or exceed $250,000,000,
(x) the intended method of disposition specified in such Registration Request is an Underwritten Offering (excluding Block Trades), and such Requesting Investor has participated in, or been afforded the opportunity to participate in, (A) on or prior to October 1, 2021, two or more Registrations that are Underwritten Offerings (excluding Block Trades) under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Onex Investor or Baring Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration) and (B) after October 1, 2021, four or more Registrations that are Underwritten Offerings (excluding Block Trades) under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration),
(y) the intended method of disposition specified in such Registration Request is a Block Trade, and such Requesting Investor has participated in, or been afforded the opportunity to participate in, (A) on or prior to October 1, 2021, four or more Block Trades under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Onex Investor or Baring Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration) and (B) after October 1, 2021, eight or more Block Trades under this paragraph (c) in the 12-month period immediately preceding such Registration Request (it being understood that no Investor shall be deemed to have participated in, or to have been afforded the opportunity to participate in, a Registration if Section 2.01(e)(i) applies to such Registration), or
(z) at the time of such Registration Request, the Registrable Securities that such Requesting Investor intends to include in the Registration are subject to restrictions on transfer under the Investor Rights Agreement that do not expire within 30 days of such Registration Request. Notwithstanding anything herein to the contrary, no Investor shall be permitted to sell or otherwise transfer any Registrable Securities until the restrictions on transfer under the Investor Rights Agreement applicable to such Registrable Securities (if any) have expired in accordance with the terms of the Investor Rights Agreement (or an exception to such restrictions on transfer that is provided in the Investor Rights Agreement applies to such sale or other transfer).
(d) A Registration:
(i) shall not be deemed to have occurred unless the Registration Statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Registering Investors included in such Registration have actually been sold thereunder) from a date after the related Registration Request; provided that, if after such Registration Statement becomes effective and during such 180-day period, the use of such Registration Statement is temporarily enjoined by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, a Registration shall not be deemed to have occurred until 180 days after such stop order, injunction or other order is resolved (or such shorter period in which all Registrable Securities of the Registering Investors included in such Registration have actually been sold thereunder); and
(ii) shall be deemed not to have occurred in the case of an Underwritten Offering if the conditions to closing specified in the related underwriting agreement are not satisfied, other than by reason of an illegal act, misrepresentation or breach of any of the provisions contained in such underwriting agreement by a Registering Investor.
(iii) For the avoidance of doubt, a Registration Request to require the Company to, inter alia, effect an Underwritten Offering may be made pursuant to the Existing Shelf Registration Statement or an effective shelf Registration Statement filed pursuant to Section 2.01(b) hereof.
(e) If the intended method of disposition specified in a Registration Request is an Underwritten Offering, and the managing underwriter(s) advise the Company that, in its or their view, the number of Registrable Securities requested to be included in such Registration (including any securities that the

Company proposes to be included that are not Registrable Securities) exceeds the largest number of securities that can be sold without having a significant adverse effect on such offering, including the price at which such securities can be sold, the timing or distribution of such securities or the market for such securities (such largest number of securities, the “Maximum Offering Size”), the Company shall include in such Registration, in the priority listed below, up to the Maximum Offering Size:
(i) first, the number of Catch-Up Shares not theretofore disposed of by the Kevlar Investors in an Underwritten Offering that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, such amount to be allocated among all Registering Investors that are Kevlar Investors pro rata on the basis of the respective number of Registrable Securities then beneficially owned by each such Registering Investor that is a Kevlar Investor,
(ii) second, only if all of the Registrable Securities referred to in clause (i) have been included in such Underwritten Offering, the number of Registrable Securities duly requested by all Registering Investors to be included in such Underwritten Offering that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, such amount to be allocated among all such Registering Investors pro rata on the basis of the respective number of Registrable Securities then beneficially owned by each such Registering Investor,
(iii) third, only if all of the Registrable Securities referred to in clauses (i) and (ii) have been included in such Underwritten Offering, any Ordinary Shares the Company proposes to issue and sell for its own account that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect, and
(iv) fourth, only if all securities referred to in clauses (i), (ii) and (iii) have been included in such Underwritten Offering, any Ordinary Shares that the Company proposes to include for the benefit of any other Person that, in the opinion of such managing underwriter(s), can be sold without having such significant adverse effect.
(f) The Company shall be entitled to postpone the filing (but not the preparation) or the initial effectiveness of, or suspend the use of, a Registration Statement pursuant to this Section 2.01 for a period of time specified in the certificate referred to immediately below not exceeding 45 days, and no more than once in any 12-month period, if the Company delivers, as applicable, to the Requesting Investors or the Investors named in a Registration Statement filed pursuant to Section 2.01 a certificate signed by an executive officer certifying that (i) not more than thirty (30) days prior to receipt of any Registration Request, the Company shall have (x) circulated to prospective underwriters and their counsel a draft of a Registration Statement for a primary offering of Ordinary Shares on behalf of the Company, (y) solicited bids for a primary offering of Ordinary Shares or (z) otherwise reached an understanding with an underwriter with respect to a primary offering of Ordinary Shares or (ii) such Registration would require the Company to make an Adverse Disclosure (each of clauses (i) through (ii), a “Postponement Event”).
(g) Subject to the Company’s compliance with its obligations under Section 5.11(a), the Company may, at its option, deliver a Registration Notice to all Investors and Management Investors (at any time after October 1, 2021, and excluding, if the Company so elects, any Investor or Management Investor whose Registrable Securities are then subject to restrictions on transfer under the Investor Rights Agreement) for an Underwritten Offering that does not include a Primary Offering, in which case the Company shall be deemed to be the “Requesting Investor” with respect to such Underwritten Offering under this Section 2.01 and all Investors receiving such Registration Notice shall be deemed to be “Piggyback Investors” with respect to such Underwritten Offering under this Section 2.01.

Section 2.02. Demand Withdrawal. Any holder of Registrable Securities may withdraw its Registrable Securities from a Registration Notice at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notice from any such holder requesting a withdrawal of its Registrable Securities from a Registration Statement, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement with respect to such Registrable Securities of the requesting holder.
Section 2.03. Primary Offering.
(a) If the Company proposes to conduct an Underwritten Offering with respect to any Ordinary Shares for its own account (a “Primary Offering”), then it shall deliver a Registration Notice to the Investors and Management Investors (excluding, if the Company so elects, any Investor or Management Investor whose Registrable Securities are then subject to restrictions on transfer under the Investor Rights Agreement), whereupon the Company shall include in such Underwritten Offering all Registrable Securities that any Investor or Management Investor has requested to be included in such Underwritten Offering by written request received by the Company before the deadline specified by the Company in the related Registration Notice (which shall be at least one Business Day after the day the Registration Notice is delivered to such Investors and Management Investors).
(b) If the managing underwriters advise the Company that, in its or their view, the number of Ordinary Shares that the Company and the Investors and Management Investors intend to include in such Underwritten Offering exceeds the Maximum Offering Size, the Company shall include in such Primary Offering, in the priority listed below, up to the Maximum Offering Size:
(i) first, any Ordinary Shares the Company proposes to issue and sell for its own account that, in the opinion of such managing underwriters, can be sold without having such significant adverse effect,
(ii) second, only if all Registrable Securities referred to in clause (i) have been included in such Underwritten Offering, the number of Catch-Up Shares not theretofore disposed of by the Kevlar Investors in an Underwritten Offering that, in the opinion of such managing underwriters, can be sold without having such significant adverse effect, such amount to be allocated among all Registering Investors that are Kevlar Investors pro rata on the basis of the respective number of Registrable Securities then beneficially owned by each such Registering Investor that is a Kevlar Investor,
(iii) third, only if all Registrable Securities referred to in clauses (ii) and (iii) have been included in such Underwritten Offering, the number of Registrable Securities duly requested by all Investors and Management Investors to be included in such Underwritten Offering that, in the opinion of such managing underwriters, can be sold without having such significant adverse effect, such amount to be allocated among all such Investors and Management Investors pro rata on the basis of the respective number of Registrable Securities then beneficially owned by each such Investor or Management Investor, and
(iv) fourth, only if all Registrable Securities referred to in clauses (i), (ii) and (iii) have been included in such Underwritten Offering, any Ordinary Shares that the Company proposes to include for the benefit of any other Person that, in the opinion of such managing underwriters, can be sold without having such significant adverse effect.

Section 2.04. Registration Expenses. In the case of any Registration or Primary Offering, the payment of all Registration Expenses in connection with such Registration or Primary Offering, other than internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), shall be divided pro rata among the Company and each Onex Investor, Baring Investor and Kevlar Investor that sells securities in connection with such Registration or Primary Offering, as the case may be, calculated on the basis of (x) the number of Ordinary Shares that are actually sold by such Onex Investor, Baring Investor or Kevlar Investor or the Company divided by (y) the total number of Ordinary Shares that are actually sold by all Onex Investors, Baring Investors and Kevlar Investors and the Company in the aggregate in such Registration or Primary Offering.
Section 2.05. Underwriter Lock-Up Agreements. If any Registration or Primary Offering hereunder involves an Underwritten Offering, each Investor (and, in the case of a Registration pursuant to Section 2.01, the Company) agrees, upon request, to enter into a customary written agreement with the managing underwriters for such Underwritten Offering to the effect that such Investor (or the Company, as applicable) shall not effect any offer or sale of any Ordinary Shares or other securities of the Company (except as part of such Underwritten Offering and except for customary exceptions) during the period from the launch of such Underwritten Offering, until 45 days following the date of the final prospectus for such Underwritten Offering, or such shorter period as agreed by such underwriters; provided, however, that no such agreement shall be required unless all other Investors participating in the Underwritten Offering and the Company (if participating in the Underwritten Offering) enter into agreements containing substantially identical restrictions (with such differences, in the case of the Company as are customary).
Section 2.06. Registration Procedures. Whenever an Investor requests that any Registrable Securities be offered or registered pursuant to Section 2.01 or 2.03, subject to the provisions of such Sections, the Company shall use its reasonable best efforts to effect such Registration and permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof as expeditiously as reasonably practical, and, in connection with any such request:
(a) The Company shall as expeditiously as reasonably practical prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all reasonable best efforts to cause such filed Registration Statement to become and remain effective for a period of not less than 180 days (or such shorter period in which all of the Registrable Securities of the Investors and Management Investors included in such Registration Statement shall have actually been sold thereunder). For the avoidance of doubt, the Company shall be permitted to effect the Registration of any Registrable Securities by filing a post-effective amendment or prospectus supplement to any then-effective Registration Statement of the Company, including the Existing Shelf Registration Statement as contemplated by Section 2.01(a) or the Registration Statement to be filed as contemplated by Section 2.01(b).
(b) Prior to filing a Registration Statement or prospectus or any amendment or supplement thereto relating to a Registration under Section 2.01 or a Primary Offering under Section 2.03 (other than any report filed pursuant to the Exchange Act that is incorporated by reference therein), the Company shall, if practical, furnish to each participating Investor, each participating Management Investor and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter the Company shall furnish to such Investor(s) and underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as such Investor(s) or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor(s) and Management Investor(s).
(c) After the filing of the Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement (including by virtue of paragraph (d) below), and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, except when a Postponement Event is in effect, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the Investors thereof set forth in such Registration Statement or prospectus supplement and (iii) promptly notify each Investor holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered (and promptly notify each such Investor of the withdrawal or removal of such stop order).
(d) The Company shall promptly notify each Investor and Management Investor holding such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, except when a Postponement Event is in effect, promptly prepare and make available to each such Investor and Management Investor and file with the SEC any such supplement or amendment within the timeframe required by the SEC.
(e) In the case of any Underwritten Offering hereunder, the Company shall select the underwriter or underwriters in connection therewith (who shall be reasonably acceptable to holders of a majority of the Registrable Securities participating in the Underwritten Offering) and determine their respective roles within the syndicate, and shall enter into customary agreements (including an underwriting agreement in customary form) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Underwritten Offering, including if necessary the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA. Notwithstanding the foregoing, in any Block Trade, as opposed to a “marketed underwritten offering,” the holders of a majority of the Registrable Securities participating therein shall select the underwriter(s) for such Block Trade from a group of up to five underwriters for such Block Trade that are acceptable to such holders and the Company (each acting reasonably and promptly following its receipt of notice of a Registration Request for a Block Trade).
(f) The Company shall deliver to each participating Investor, its counsel, and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; provided that the Company may furnish or make available any such document in electronic format (other than, in the case of an Underwritten Offering, upon the request of the managing underwriters thereof for printed copies of any such prospectus or prospectuses); and the Company, hereby consents to the use of such prospectus and each amendment or supplement thereto by each participating Investor and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus and any such amendment or supplement thereto.
(g) In the case of any Underwritten Offering hereunder, upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by any Investor, any Management Investor and any underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this Section 2.06 and any attorney, accountant or other professional advisor retained by any such Investor or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their customary due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be attorney-client privileged or confidential and that it notifies the Inspectors are attorney-client privileged or confidential shall not be disclosed by the Inspectors unless with respect to the confidential Records (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or otherwise required under applicable law or otherwise in accordance with Section 4.03 of the Investor Rights Agreement. Each Investor and Management Investor agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the Registrable Securities unless and until such information is made generally available to the public. Each Investor and Management Investor further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall (to the extent legally permissible) give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.
(h) In the case of any Underwritten Offering hereunder, the Company shall use reasonable best efforts to furnish to each Registering Investor and to each underwriter a signed counterpart, addressed to such Registering Investor or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Investors or the managing underwriter therefor reasonably requests.
(i) If requested by the managing underwriters, if any, or the holders of a majority of the then-issued and outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any action under this paragraph (i) that is not, in the opinion of counsel for the Company, in compliance with applicable law.
(j) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement satisfies the requirements of Rule 158 under the Securities Act.

(k) The Company may require each Investor and Management Investor promptly to furnish in writing to the Company such information regarding the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information regarding such Investor or Management Investor as may be legally required in connection with such Registration.
(l) The Company shall use its reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which the Ordinary Shares are then listed or traded.
(m) In the case of any Underwritten Offering hereunder, the Company shall have appropriate officers of the Company (i) except in connection with a Block Trade, prepare and make presentations at any “road shows” and before analysts and (ii) otherwise use their reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.
(n) Prior to any public offering of Registrable Securities, the Company shall register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Investor or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement and to take any other action that may be necessary or advisable to enable such Investors to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to taxation or general service of process in any such jurisdiction where it would not otherwise be subject but for this Agreement.
(o) The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.
(p) The Company shall cooperate with, and direct the Company’s transfer agent to cooperate with, such Registering Investors and the managing underwriters, if any, to facilitate the timely settlement of any offering or sale of Registrable Securities, including the preparation and delivery of certificates (not bearing any legend) or book-entry (not bearing stop transfer instructions) representing Registrable Securities to be sold after receiving written representations from such Registering Investors that the Registrable Securities represented by the certificates so delivered by such Registering Investor will be transferred in accordance with the Registration Statement and, in connection therewith, if reasonably required by the Company’s transfer agent.
(q) Prior to the effective date of the Registration Statement relating to the Registrable Securities, the Company will obtain a CUSIP number for the Registrable Securities.
Section 2.07. Participation in Underwritten Offering. No Registering Investor may participate in any Underwritten Offering hereunder unless such Registering Investor (a) agrees to sell such Registering Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and the holders of a majority of the Registrable Securities included in such Underwritten Offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of such Registering Investor’s registration rights.

Section 2.08. Suspension of Sales. Each Registering Investor agrees that, upon receipt of any notice from the Company of the happening of any Postponement Event described in Section 2.01(f) (which notice need not specify the nature of such Postponement Event) or any event of the type described in Section 2.06(c)(iii) or Section 2.06(d), such Registering Investor shall forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the earlier of (x) the expiration of the 45-day period described Section 2.01(f) with respect to such Postponement Event (if any) and (y) the date the Company provides written notice to such Investor that it may resume use of such Registration Statement (and, in the case of any event of the type described in Section 2.06(d), following such Registering Investor’s receipt of the copies of the supplemented or amended prospectus contemplated thereby), and, if so directed by the Company, such Investor shall deliver to the Company all copies, other than any permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date on which the Company delivers the initial notice contemplated this Section to the date on which the Company delivers such subsequent notice contemplated by this Section (or, in the case of any event of the type described in Section 2.06(d), such later date on which the Company makes available to such Registering Investor a prospectus duly supplemented or amended).
Section 2.09. Registered Broker Sales. If any Investor proposes to transfer any Registrable Securities by delivering a prospectus that forms a part of a Registration Statement pursuant to which such Registrable Securities are registered, through a broker or brokerage firm, in an open market transaction or otherwise (a “Broker Sale”), such Investor (i) shall promptly provide written notice to the Company at least one Business Day prior to effecting such Broker Sale and (ii) shall not effect any such Broker Sale during any Postponement Event or Company-imposed blackout that such Investor has knowledge of, including, but not limited to, by virtue of receipt of any notice contemplated by Section 2.08 hereof. For the avoidance of doubt, any Broker Sale that is also a Covered Sale shall also be subject to Section 3.02.
ARTICLE 3
RULE 144; COVERED SALES

Section 3.01. Rule 144. The Company shall file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC under the Securities Act and the Exchange Act, and it will take such further action as any holder of Registrable Securities may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144 to the extent required to enable such Investor or Management Investor to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144. Notwithstanding the foregoing, nothing in this Section 3.01 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act. Subject to the foregoing, the Company shall, at its expense, cooperate with such holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be so sold within such exemption from registration, and enable such securities to be in such denominations as the selling holders of Registrable Securities may request.
Section 3.02. Procedures for Covered Sales. At all times after October 1, 2021, any Investor proposing to effect any Covered Sale (the “Notifying Holder”) will use commercially reasonable efforts to provide the other Investors (the “Notified Holders”) and the Company with at least two Business Days’ prior written notice (a “Sale Notice”) of the Notifying Holder’s intention to transfer Registrable Securities held by it in a Covered Sale. Subject to the foregoing provisions of this Section 3.02, the

Notifying Holder and each Notified Holder receiving a Sale Notice shall be entitled to effect a Covered Sale of the number of Registrable Securities held by it equal to such Person’s Pro Rata Portion; provided, however, that until a number of Registrable Securities equal to the number of Catch-Up Shares has been disposed of by the Kevlar Investors at such time, the Kevlar Investors shall be able to effect a sale pursuant to this Section 3.02 in the amount of the Catch-Up Shares not theretofore disposed of prior to any other Notified Holder or Notifying Holder being able to effect any Covered Sale in accordance with such Person’s Pro Rata Portion. Each Sale Notice shall specify: (i) the earliest time at which such Notifying Holder intends to commence a Covered Sale pursuant to this Section 3.02; and (ii) to the extent the Covered Sale is a Rule 144 Transfer, (A) whether such a sale will commence a new measurement period for purposes of the Rule 144 volume limit or is part of a continuing measurement period previously commenced by another Sale Notice related to a Rule 144 Transfer; and (B) the volume limit for each Investor for that measurement period, determined as of the commencement of such measurement period. Each Notifying Holder and Notified Holder undertakes to ensure its compliance with Rule 144 in the event of a Covered Sale under Rule 144. If any Notified Holder intends to participate in such Covered Sale, such Notified Holder must provide written notice to the Notifying Holder and the Company no later than two Business Days after such Notified Holder’s receipt of the applicable Sale Notice of its intention to participate, whether it will participate up to its Pro Rata Portion and whether it would sell any additional Pro Rata Portion not used by any other Notified Holder. In the event that any Notified Holder does not provide written notice of its intention to sell its Pro Rata Portion of any Covered Sale in a timely manner, the remainder shall be reallocated to the other Notified Holders who have provided written notice of their intention to participate in the Covered Sale in like manner. The rights and obligations with respect to Covered Sales set forth in this Section 3.02 shall not apply to any Investor who, together with its Permitted Transferees, affiliates and co-investors, beneficially owns less than the Threshold Percentage (determined as of the time of delivery of the applicable Sale Notice).
ARTICLE 4
INDEMNIFICATION AND CONTRIBUTION

Section 4.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor or Management Investor beneficially owning any Registrable Securities covered by a Registration Statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free-writing prospectus (as defined in Rule 405 under the Securities Act), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Investor or Management Investor or on such Investor’s or Management Investor’s behalf expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Investors provided in this Section 4.01.

Section 4.02. Indemnification by Participating Investors. Each Investor and Management Investor holding Registrable Securities included in any Registration Statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Investor or Management Investor, but only with respect to information furnished in writing by such Investor or Management Investor or on such Investor’s or Management Investor’s behalf expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or free-writing prospectus. Each such Investor and Management Investor also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02. As a condition to including Registrable Securities in any Registration Statement filed in accordance with Article 2, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Investor or Management Investor shall be liable under this Section 4.02 for any Damages in excess of the net proceeds realized by such Investor or Management Investor in the sale of Registrable Securities of such Investor to which such Damages relate.
Section 4.03. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 4, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including one or more defenses or counterclaims that are different from or in addition to those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to assume the defense within 30 days of notice pursuant to this Section 4.03. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding, and (B) does not include any injunctive or other equitable or non-monetary relief applicable to or affecting such Indemnified Party.
Section 4.04. Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 4 was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.04, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of actual (as opposed to constructive) common law fraud by such Investor with respect to such untrue statement or omission. Each Investor’s obligation to contribute pursuant to this Section 4.04 is several in the proportion that the proceeds of the offering received by such Investor bears to the total proceeds of the offering received by all such Investors and not joint.
No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Article 4 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
Section 4.05. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Investor participating therein with respect to any required registration or other qualification of securities under any foreign, federal or state law or regulation or governmental authority other than the Securities Act.
ARTICLE 5
MISCELLANEOUS

Section 5.01. Binding Effect; Assignability; Benefit

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Investor that ceases to own beneficially any Registrable Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Article 4 applicable to such Investor with respect to any offering of Registrable Securities completed before the date such Investor ceased to own any Registrable Securities and (ii) this Article 5).
(b) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any transfer of Registrable Securities or otherwise, except that each Investor may, by Notice to the Company, assign rights hereunder to any Permitted Transferee. Any Permitted Transferee shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and shall thenceforth be an “Investor”.
(c) Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and (solely in the case of Article 4) the Indemnified Parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
Section 5.02. Notices. All notices, requests and other communications (each, a “Notice”) to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by email transmission, if to the Company to:
Clarivate PLC
Friars House
160 Blackfriars Road
London, SE1 8EZ
Attention: Stephen Hartman
Email:      stephen.hartman@clarivate.com

with a copy to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Joseph A. Hall
Dan Gibbons
Email:      joseph.hall@davispolk.com
dan.gibbons@davispolk.com

and if to any other party hereto, at the address, email or fax number for such party then maintained by the Company and, in the case of an Investor, to such address, email or fax number for such party set forth on the signature page hereto for such party. Any such communication shall be deemed received on the date of receipt by the recipient thereof if received prior to 6:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, such communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any person that becomes a party hereto after the date hereof shall promptly provide its address and email to the Company.
Section 5.03. Waiver; Amendment. This Agreement may be amended or waived only by a written instrument duly executed by the Company and the Onex Investors, Baring Investors and Kevlar Investors (but only for so long as such Onex Investor, Baring Investor or Kevlar Investor holds any Registrable Securities); provided, further, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects any Churchill Founder, solely in his, her or its capacity as a holder of the shares of the Company, shall require the consent of the Churchill Representative. No course of dealing between any party hereto or any failure or delay on the part of any party in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any party. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
Section 5.04. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.
Section 5.05. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.02 shall be deemed effective service of process on such party.
Section 5.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.07. Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.
Section 5.08. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts (including by means of e-mail or other electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have executed and delivered a counterpart hereof.
Section 5.09. Entire Agreement. This Agreement, together with the Investor Rights Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter of this Agreement, other than any prior or contemporaneous written agreement(s) between the Onex Investors and the Baring Investors, it being understood that no such agreement shall in any way impair or affect any obligations of the Onex Investors or the Baring Investors under, or otherwise expand any rights afforded to the Onex Investors or the Baring Investors pursuant to, this Agreement.
Section 5.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.11. Other Registration Rights; Exchange Act Reporting.
(a) From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than or inconsistent with the registration rights granted to the Investors and Management Investors hereunder, or which would reduce the amount of Registrable Securities the Investors or Management Investors can include in any Registration filed pursuant to this Agreement, unless such rights are subordinate to those of the Investors and Management Investors hereunder.
(b) The Onex Investors and the Baring Investors hereby waive compliance by the Company with all provisions of the Prior Agreement with respect to the Management Shareholders (as therein defined), including waiving any obligation to include Registrable Securities held by the Management Shareholders in connection with any offering or Registration.
(c) Any Registrable Securities held by Capri Acquisitions TopCo Limited on behalf of any Investor shall be treated for the purposes of this Agreement as if held by such Investor.
(d) Upon the request of any Investor holding Registrable Securities, the Company will deliver to such Investor a written statement as to whether it has complied with the reporting requirements of the Exchange Act and, if not, the specifics thereof (and such Investor shall be entitled to rely upon the accuracy of such written statement).
(e) Upon execution and delivery hereof, the Prior Agreement shall thereupon be deemed to be amended and restated in its entirety as hereinabove set forth as fully and with the same effect as if the amendments and restatements made hereby were originally set forth in the Prior Agreement, but such amendments and restatements shall not operate so as to render invalid or improper any action heretofore duly taken under the Prior Agreement.
Section 5.12. Removal of Legends. The Company shall remove any restrictive legends on any Ordinary Shares held by any Investor or Management Investor (including the restrictive legend provided for in Section 3.03 of the Investor Rights Agreement) promptly upon request by such Investor or Management Investor if such legend is not, in the reasonable determination of the Company upon advice of legal counsel, required to comply with applicable securities laws; provided, that the Company may require an opinion of legal counsel reasonably acceptable to the Company prior to any such removal other than in connection with a transfer made pursuant to an effective Registration Statement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLARIVATE PLC
By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Executive Chairman and Chief Executive Officer

[Signature page to Registration Rights Agreement]

Kevlar Investors:

GEI VII CAPRI HOLDINGS, LLC
By:	Peridot Coinvest Manager LLC, its manager /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

GREEN EQUITY INVESTORS VII, L.P.
By:	GEI Capital VII, LLC, its general partner /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

GREEN EQUITY INVESTORS SIDE VII, L.P.
By:	GEI Capital VII, LLC, its general partner /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

LGP ASSOCIATES VII-A LLC
By:	Peridot Coinvest Manager LLC, its manager /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

LGP ASSOCIATES VII-B LLC
By:	Peridot Coinvest Manager LLC, its manager /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

CAPRI COINVEST LP
By:	Peridot Coinvest Manager LLC, its manager /s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

CAPRI ACQUISITIONS TOPCO LIMITED
By:	/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

[Signature page to Registration Rights Agreement]

Selige Co-Investor Pooling SCSp represented by its general partner Savanna GP S.à r.l.:

By:	/s/ Morgan Pacalin	By:	/s/ Dan Arendt
Title:	Manager	Title:	Manager

PARTNERS GROUP ACCESS 946 L.P.
By: Partners Management Group (Scots) LLP,	By:	/s/ Andrew Bent and /s/ Luke Roussell
as general partner	Name:	Andrew Bent and Luke Roussell
	Title:	Authorized Signatories

PARTNERS GROUP SUMMIT VCPV, L.P. INC.
By: Partners Group Cayman Management II Limited, as general partner	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited,	Name:	Andrew Bent and Luke Roussell
under power of attorney	Title:	Authorized Signatories

PARTNERS GROUP - FPP OP. CO., L.P.
By: Partners Group Cayman Management II Limited, as general partner	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited,	Name:	Andrew Bent and Luke Roussell
under power of attorney	Title:	Authorized Signatories

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
By: Partners Group (USA) Inc., as investment manager	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited,	Name:	Andrew Bent and Luke Roussell
under power of attorney	Title:	Authorized Signatories

NGB CORPORATION
By:	/s/ Miyazaki Kiyoshi
Name:	Miyazaki, Kiyoshi
Title:	President
[Signature page to Registration Rights Agreement]

Onex Investors:

NEW PCO II INVESTMENTS LTD
By:	/s/ Christopher A. Govan
Name:	Christopher A. Govan
Title:	Vice President
By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

ONEX PARTNERS HOLDINGS LLC
By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX PARTNERS IV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV PV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

[Signature page to Registration Rights Agreement]

ONEX PARTNERS IV SELECT LP
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV GP LP
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX US PRINCIPALS LP
By:	Onex US Principals GP LLC, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

[Signature page to Registration Rights Agreement]

ONEX CAMELOT CO-INVEST LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

Address:	c/o Onex Partners
161 Bay Street
Toronto, Ontario M5J 2S1
E-mail:	kgilis@onex.com and adaly@onex.com
Facsimile No.	(416) 362-5705

[Signature page to Registration Rights Agreement]

Baring Investors:

ELGIN INVESTMENT HOLDINGS LIMITED
By:	VSG Corporate Limited
By:	/s/ Siddharth Swarup
Name:	VSG Corporate Limited
Title:	Director

Address:	9 Raffles Place, #26-01 Republic Plaza
Singapore 048619
E-mail:	bpea.sg@vistra.com
Facsimile No.	+65 6438 1332

[Signature page to Registration Rights Agreement]

The undersigned, solely in his capacity as Sponsor Representative under the Prior Agreement, hereby consents to this amendment and restatement of the Prior Agreement pursuant to Section 8.5 thereof on the terms described herein on behalf of each Sponsor Holder under the Prior Agreement.

/s/ Jerre L. Stead
JERRE L. STEAD

[Signature page to Registration Rights Agreement]

Exhibit A
JOINDER TO
REGISTRATION RIGHTS AGREEMENT
This agreement is made as of the date set forth below by the undersigned (the “Joiner”) in accordance with the Registration Rights Agreement, dated as of October 1, 2020 (as the same may be amended from time to time in accordance with its terms, the “Registration Rights Agreement”), by and among CLARIVATE PLC and the other parties thereto. Capitalized terms used but not defined herein have the meanings given in the Registration Rights Agreement.

The Joiner hereby acknowledges, agrees and confirms that, by its execution and delivery of this agreement, the Joiner shall be deemed a party to the Registration Rights Agreement as of the date hereof as a “Permitted Transferee” and “Investor” thereunder, in accordance with the terms thereof, as if it had executed and delivered the Registration Rights Agreement. The Joiner hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions of the Registration Rights Agreement that apply to a Permitted Transferee or Investor.
IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date set forth below.

Legal name:
By:
(signature)
Name:
Title:
Email:
Telephone:
Address:

Date: